Prospectus

Calvert Small Cap Value Fund

Calvert Mid Cap Value Fund

October 1, 2004

PROSPECTUS

October 1, 2004

About the Funds

Investment Objective, Strategy, Principal Risks,

  [  ]          Calvert Small Cap Value

[  ]           Calvert Mid Cap Value

[  ]           Fees and Expenses

[  ]           Investment Practices and Risks

About Social Investing

[  ]           Investment Selection Process

[  ]           Socially Responsible Investment Criteria

[  ]           High Social Impact Investments

[  ]           Special Equities

[  ]           Shareholder Advocacy and Social Responsibility

About Your Investment

[  ]           About Calvert

[  ]           Subadvisor and Portfolio Manager

[  ]           Advisory Fees

[  ]           How to Buy Shares

[  ]           Getting Started

[  ]           Choosing a Share Class

[  ]           Calculation of CDSC/Waiver

[  ]           Distribution and Service Fees

[  ]           Next Step -- Account Application

[  ]           Important -- How Shares are Priced

[  ]           When Your Account Will be Credited

[  ]           Other Calvert Features / Policies

                (Exchanges, Minimum Account Balance, etc.)

[  ]           Dividends, Capital Gains and Taxes

[  ]           How to Sell Shares

[  ]           Financial Highlights

[  ] Exhibit A- Reduced Sales Charges (sales load breakpoints / discount) -- Class A

[  ] Exhibit B- Service Fees and Other Arrangements with Dealers

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of small company stocks that meet the Fund’s investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies, which Calvert quantifies as having a market capitalization of $2 billion or less at the time of initial purchase. The Fund identifies the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation). Generally, the advisor sells when a stock’s target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and what it views as the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-               The stock market goes down.

-               The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

-               The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-               Prices of small-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers.

-                   Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value

Objective

The Fund will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund’s investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies within the range of market capitalizations of the Russell MidCap Value Index where companies have a capitalization of $300 million to $15 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell MidCap Value Index, which has the market capitalization range stated above as of September 10, 2004. The Russell MidCap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell MidCap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell MidCap Value Index will cause the Advisor’s universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell MidCap Value Index.

Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation). Generally, the advisor sells when a stock’s target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-                   The stock market goes down.

-                   The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

-                   The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-                   The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

(NOTE: All classes may not have commenced operations. Please call 800.368.2748 for sales information.)

Shareholder Fees (fees paid directly from your account)

Calvert Small Cap Value	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
Offering price)

Maximum deferred sales
Charge (load)
(as a percentage of purchase	None[1]	5%[2]	1%[3]
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
Redemptions, including exchanges, within
30 days of purchase.

Minimum account fee	$15/year	$15/year	$15/year

Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.78%	0.98%	0.98%
Total annual fund operating expenses	2.03%	2.98%	2.98%
Fee waiver and/or expense reimbursement5	0.34%	0.29%	0.29%
Net Expenses6	1.69%	2.69%	2.69%

Calvert Mid Cap Value	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
Offering price)

Maximum deferred sales
Charge (load)
(as a percentage of purchase	None[1]	5%[2]	1%[3]
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
Redemptions, including exchanges, within
30 days of purchase.

Minimum account fee	$15/year	$15/year	$15/year

Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.78%	0.98%	0.98%
Total annual fund operating expenses	1.93%	2.88%	2.88%
Fee waiver and/or expense reimbursement5	0.34%	0.29%	0.29
Net Expenses6	1.59%	2.59%	2.59%

Explanation of Fees and Expenses Table

1                  Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See “How to Buy Shares” -- Class A).

2                  A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See “Calculation of Contingent Deferred Sales Charge.”

3                  A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See “Calculation of Contingent Deferred Sales Charge.”

4                  The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See “How to Sell Shares - Redemption Fee” for situations where the fee may be waived.

5                  Calvert has agreed to contractually limit net annual fund operating expenses through January 31, 2006 for Calvert Small Cap Value Fund (Class A) and Calvert Mid Cap Value Fund (Class A). This is the maximum amount of operating expenses that can be charged to these Funds. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

6                  The contractual expense caps are as follows: for Calvert Small Cap Value Fund, 1.69% for Class A and for Calvert Mid Cap Value Fund, 1.59% for Class A.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

-                   You invest $10,000 in the Fund for the time periods indicated;

-                   Your investment has a 5% return each year; and

-                   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Small Cap Value

Number of Years Investment is Held	Class A	Class B (with redemptions)	Class B (no redemption)	Class C (with redemptions)	Class C (no redemption)
1	639	772	272	372	272
3	1,050	1,294	894	894	894
5	1,486	1,742	1,542	1,542	1,542
10	2,696	3,055	3,055	3,279	3,279

Calvert Mid Cap Value

Number of Years Investment is Held	Class A	Class B (with redemptions)	Class B (no redemption)	Class C (with redemptions)	Class C (no redemption)
1	629	762	262	362	262
3	1,021	1,265	865	865	865
5	1,437	1,693	1,493	1,493	1,493
10	2,596	2,958	2,958	3,184	3,184

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Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the following table shows both Funds’ limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J                   Fund currently uses as a principal investment strategy

q                  Permitted, but not a principal investment strategy

                    (% of assets allowable, if restricted)

xN                Allowed up to x% of Fund's net assets

xT                Allowed up to x% of Fund's total assets

	Calvert Small Cap Value	Calvert Mid Cap Value
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	Q	q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q

Conventional Securities

Common Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of common stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Common stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual common stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J

Foreign securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

	q	q

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	J	q

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	q	q

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	q	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund’s stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	q	q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (“CMOs”). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	q	q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

	q	q

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T7	5T7

Futures contract. Agreement to buy or sell a specific amount of  a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N8	5N8

7                  Based on net premium payments.

8                  Based on initial margin required to establish position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales). These policies and restrictions are discussed in the Statement of Additional Information (“SAI”).

Glossary of Investment Risk Type

Risks Associated with Principal Investment Strategies

Information risk (Calvert Small Cap Value only)

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Liquidity risk (Calvert Small Cap Value only)

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Risks Associated with Non-Principal Investment Strategies

Correlation risk

This occurs when a Fund “hedges”- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies “float” in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk (Calvert Mid Cap Value only)

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk (Calvert Mid Cap Value only)

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security.  The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria.  To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria.  Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.  In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations.  Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs.  By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society.  These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Both Funds have developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

The Funds seek to invest in companies that:

-                   Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-                   Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-                   Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-                   Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-                   Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-                   Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

The Funds seek to avoid investing in companies that:

-                   Are the subject of serious labor related actions by federal, state  or local regulatory agencies.

-                   Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-                   Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-                   Have a pattern and practice of violating the rights of indigenous peoples.

-                   Have harmful or unethical business practices.

-                   Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-                   Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-                   Manufacture tobacco products.

-                   Are significantly involved in the manufacture of weapons.

-                   Are significantly involved in the manufacture of alcoholic beverages.

-                   Have direct involvement in gambling operations.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs  -- High Social Impact Investments and Special Equities Program.  Both Funds remain committed to delivering financial performance and societal impact.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Fund's assets up to 1% for each Fund to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds' Board.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Special Equities

Both Funds have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments.  Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds' Board. Special Equities investments are limited to only 10% of the assets of each Fund.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility.

Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2003, Calvert had over $9.5 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci's 17th year in the securities industry.

Subadvisor and Portfolio Manager

Channing Capital Management, LLC,10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the Small Cap Value Fund and the Mid Cap Value Fund since their inception in October 2004.

Eric Taylor McKissack heads the portfolio management team for both the Small Cap Value Fund and the Mid Cap Value Fund. He is a co-founder, Chairman of the Board, President, Chief Executive Office and Chief Investment Officer of Channing Capital, which was launched in January 2004. Mr. McKissack received his BS degree in Management from the Massachusetts Institute of Technology and attended the graduate business program at the University of California at Berkeley. He was also awarded the Chartered Financial Analyst designation by AIMR. Mr. McKissack was formerly Vice-Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., through September 2002. Prior to this, he worked for five years as a research analyst for First Chicago Corporation and First Chicago Investment Advisors.

Both of the Funds have obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See “Investment Advisor and Subadvisor” in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all Advisory fees (paid to Calvert) and Subadvisory fees (paid to the Subadvisor, by Calvert). Note, the advisory fee does not include any administrative service fees.

Fund	Advisory Fee
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

                    First, decide which fund or funds best suits your needs and your goals.

                    Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

                    Then decide which class of shares is best for you. You should make this decision carefully, based on:

-                   the amount you wish to invest;

-                   the length of time you plan to keep the investment; and

-                   the Class expenses.

Choosing a Share Class

The Funds in this prospectus offer three different Classes (Class A, B, and C). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class:

(NOTE: All classes may not have commenced operations. Please call 800.368.2748 for sales information.)

Class A: Front-End Sales Charge

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.

Sales charge on each purchase of 4.75% or less, depending on the amount you invest.

Class A shares have annual 12b-1 fee of up to 0.35%.

Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.

Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid will be subject to a 0.80% deferred sales charge for 1 year.

Class B: Deferred Sales Charge for 6 years

For investors who plan to hold the shares at least 6 years. The expenses of this class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell.

Class B shares have an annual 12b-1 fee of 1.00%.

Your shares will automatically convert to Class A shares after 8 years, reducing your future annual expenses.

If you are investing more than $250,000, you should consider investing in Class A or C.

Class C: Deferred Sales Charge for 1 year

For investors who are investing for at least one year, but less than six years. The expenses of this Class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class C shares have an annual 12b-1 fee of 1.00%.

Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

If you are investing more than $1,000,000, you should invest in Class A.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 of Small Cap Value , or if your cumulative purchases or the value in your account is more than $50,000,9 then the sales charge is reduced to 3.75%.

Your investment in	Sales Charge %	% of Amt.
Class A shares	of offering price	Invested

Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None[10]	None[10]

9                  This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges. See Exhibit A.

10                Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one year CDSC of 0.80%. See the “Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges.”

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Class B

If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years, you will have to pay a “contingent deferred” sales charge (“CDSC”). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase. Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges.

Time Since Purchase	CDSC
1st year	5%
2nd year	4%
3rd year	4%
4th year	3%
5th year	2%
6th year	1%
After 6 years	None

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in Small Cap Value Class B shares three years ago, and it is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

-                   Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.11

-                   Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.12

-                   The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-                   Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Directors.

-                   A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Distribution and Service Fees

Both Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

11                “Disability” means a total disability as evidenced by a determination by the federal Social Security Administration.

12                The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

The table below shows the maximum annual percentage payable under the distribution plan.  The fees are based on average daily net assets by particular Class.

                    Maximum Payable under Plan

	Class A	Class B	Class C

Calvert Small Cap Value	0.35%	1.00%	1.00%
Calvert Mid Cap Value	0.35%	1.00%	1.00%

Next Step -- Account Application

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account

Calvert Small Cap Value                   $1,000

Calvert Mid Cap Value $1,000

Minimum additional investments

$250; The Funds may charge a $2.00 service fee on purchases of less than $250.

Please make your check payable to the Fund and mail it to:

New Accounts                                                       Subsequent investments

(include application):                        (include investment slip):

Calvert                                                                     Calvert

P.O. Box 219544                                                     P.O. Box 219739

Kansas City, MO 64121-9544          Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail	330 West 9th Street
Kansas City, MO 64105-1807

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity.  The Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

IMPORTANT -- HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value (“NAV”). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations.

If market quotations are not readily available, securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (generally 4 p.m. ET). Both Funds are open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received and in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted.  Both Funds reserve the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in ‘Good Order’ ”.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored.  Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application.  Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds reserve the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment.  Accordingly, Calvert has adopted policies and procedures in an effort to detect and prevent market timing in its Funds.  Market timing typically involves frequent, short-term trading of Fund shares, that, in Calvert's opinion, may have a disruptive effect on the management of the Fund, drive up transaction costs for the Fund, and/or otherwise adversely affect the Fund and its shareholders.  In addition to the right of each Fund to impose redemption fees on short-term trading, Calvert may reject any purchase or exchange request we believe to be market timing.

Both Funds and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Both Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs.  Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000 per class . If the balance in your account falls below the minimum during a month, a fee will be charged to your account. If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record.  You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum within 30 days.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Both Funds pay dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Calvert Small Cap Value                   Paid annually

Calvert Mid Cap Value Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Dealer

Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in “Good Order”

All requests (both purchase or redemption requests) must be received by the transfer agent in “good order.” This means that your request must include:

-                   The Fund name and account number.

-                   The amount of the transaction (in dollars or shares).

-                   Signatures of all owners exactly as registered on the account (for mail requests).

-                   Signature guarantees (if required).*

-                   Any supporting legal documentation that may be required.

-                   Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Redemption Fee

Both Funds charge a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-                   Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.13

-                   Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-                   The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-                   Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Directors.

-                   Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

13                “Disability” means a total disability as evidenced by a determination by the federal Social Security Administration.

The Fund does not charge a redemption fee on exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider   where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund’s transfer agent).  However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund’s   transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee.  If the Fund or its transfer agent suspects any market timing activity in a retirement plan omnibus account, the Fund’s transfer agent will seek full cooperation from the service provider maintaining the account to identify the underlying participant(s).  Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending Securities and Exchange Commission redemption fee rules.  Depending upon the nature of the Fund’s shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

EXHIBIT A

Reduced Sales Charges (Class A Only)

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge. In addition, you are responsible for notifying your broker/dealer at the time of purchase as to the total amount of Calvert investments held by you and your family in order to take advantage of reduced sales charges. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

Class A sales charge breakpoints are calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group* upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent

If you (or your group, as described above under Rights of Accumulation) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a “Letter of Intent.” You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended (“Code”). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. (“CDI”), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan  if at the time of purchase  the owner of the account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any fund of the Calvert Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Funds, employees of Calvert and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for Calvert, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) purchases made through a Registered Investment Advisor; (iv) trust departments of banks or savings institutions for trust clients of such bank or institution; and (v) purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and “rabbi trusts.”

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another account with no additional sales charge.

Purchases made at NAV

Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. In order to take advantage of this one-time privilege, you must notify the Fund or your broker at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege.

*                  A “family group” includes a spouse, parent, grandparent, child, grandchild, brother, sister, stepfamily member or in-law including trusts and estates on which such persons are signees.

A "qualified group" is one which:

                    1. has been in existence for more than six months, and

                    2. has a purpose other than acquiring shares at a discount, and

                    3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

EXHIBIT B

Service Fees and Arrangements with Dealers

Calvert Distributors, Inc., both Funds' underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C) when you purchase shares of non-money market funds. CDI also pays dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

                                         Maximum Commission/Service Fees

	Class A*	Class B**	Class C***
Calvert Small Cap Value	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%
Calvert Mid Cap Value	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in 1st month after purchase.

**Class B service fee begins to accrue in 13th month.

***Class C pays dealers a service fee of 0.25% and additional compensation of 0.75% for a total of 1%. Begins to accrue in 13th month.

Occasionally, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimus non-cash promotional incentives, such as de minimus merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more. The finder's fee is 0.80% of the purchase NAV amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million, 0.20% on $50 to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:

800-368-2748

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders 800-368-2745

Brokers 800-368-2746

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

Address: www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.

4550 Montgomery Ave.

Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site

www.calvert.com

You can review information about the Fund at the Commission's Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-10045 (Calvert Small Cap Value and Calvert Mid Cap Value)


[NOTE: THIS CLASS HAS NOT COMMENCED OPERATIONS]

Prospectus

__________, 2004

Class I (Institutional) Shares

- Calvert Small Cap Value

- Calvert Mid Cap Value

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

About the Funds

Investment Objective, Strategy, Principal Risks, Past Performance
Fees and Expenses
Investment Practices and Risks

About Social Investing

Investment Selection Process
Socially Responsible Investment Criteria
High Social Impact Investments
Special Equities

Shareholder Advocacy and Social Responsibility

About Your Investment

About Calvert
Subadvisors and Portfolio Managers
Advisory Fees
How to Open an Account
Important -- How Shares are Priced
When Your Account Will be Credited
Other Calvert Features / Policies (Exchanges, Minimum Account Balance, etc.)
Dividends, Capital Gains and Taxes
How to Sell Shares

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of small company stocks that meet the Fund’s investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in the common stocks of small companies, which Calvert quantifies as having a market capitalization of $2 billion or less at the time of initial purchase. The Fund identifies the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation). Generally, the advisor sells when a stock’s target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and what it views as the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-               The stock market goes down.

-               The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

-               The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-               Prices of small-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers.

-                   Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value

Objective

The Fund will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund’s investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies within the range of market capitalizations of the Russell MidCap Value Index where companies have a capitalization of $300 million to $15 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell MidCap Value Index, which has the market capitalization range stated above as of September 10, 2004. The Russell MidCap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell MidCap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell MidCap Value Index will cause the Advisor’s universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell MidCap Value Index.

Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation). Generally, the advisor sells when a stock’s target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.  See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-                   The stock market goes down.

-                   The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

-                   The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-                   The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund operating expenses are deducted from Fund assets.

CLASS I

Redemption fee1                      2%

(as a % of redemption proceeds)

Note: Redemption fee applies only to

redemptions, including exchanges,

within 5 days of purchase.

Annual fund operating expenses[2]	Calvert Small Cap Value	Calvert Mid Cap Value

Management fees	____%	____%

Distribution and service (12b-1) fees	____%	____%

Other Expenses	____%	____%

Total annual fund operating expenses	____%	____%

Fee waiver and/or expense reim- bursement3	____%	____%

Net Expenses	____%	____%

Explanation of Fees and Expenses Table

1  The redemption fee applies to redemptions, including exchanges, within 5 days of purchase. The fee will not be charged directly on certain retirement platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use consultants are excluded from the Class I redemption fee. The fee is deducted from your redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.

2  Expenses for Calvert Small Cap Value, and Calvert Mid Cap Value are based on estimates for the upcoming fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert")3  Calvert has agreed to contractually limit net annual Fund operating expenses for the Funds’Class I shares through January 31, 2006. The contractual expense cap is shown as "Net expenses",. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund’s uninvested cash balances. These credits are used to reduce the Fund’s expenses.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:

- You invest $1,000,000 in the Fund for the time periods indicated;

- Your investment has a 5% return each year;

- You redeem all shares at the end of the periods; and

- The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these  assumptions your costs would be as follows if the Class I shares are held for 1, 3, 5 or 10 years:

	1 year	3 years	5 years	10 years
Calvert Small Cap Value	_____	_____	_____	_____
Calvert Mid Cap Value	_____	_____	_____	_____

Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the following table shows both Funds’ limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J                   Fund currently uses as a principal investment strategy

q                  Permitted, but not a principal investment strategy

                    (% of assets allowable, if restricted)

xN                Allowed up to x% of Fund's net assets

xT                Allowed up to x% of Fund's total assets

	Calvert Small Cap Value	Calvert Mid Cap Value
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	Q	q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q

Conventional Securities

Common Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of common stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Common stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual common stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J

Foreign securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

	q	q

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	J	q

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	q	q

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	q	q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund’s stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	q	q

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (“CMOs”). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	q	q

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

	q	q

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T7	5T7

Futures contract. Agreement to buy or sell a specific amount of  a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N8	5N8

7                  Based on net premium payments.

8                  Based on initial margin required to establish position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales). These policies and restrictions are discussed in the Statement of Additional Information (“SAI”).

Glossary of Investment Risk Type

Risks Associated with Principal Investment Strategies

Information risk (Calvert Small Cap Value only)

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Liquidity risk (Calvert Small Cap Value only)

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Risks Associated with Non-Principal Investment Strategies

Correlation risk

This occurs when a Fund “hedges”- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies “float” in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk (Calvert Mid Cap Value only)

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk (Calvert Mid Cap Value only)

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security.  The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund’s social criteria.  To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria.  Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund’s social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.  In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations.  Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs.  By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society.  These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Both Funds have developed social investment criteria, detailed below.  These criteria represent standards of behavior which few, if any, organizations totally satisfy.  As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

The Funds seek to invest in companies that:

-        Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-        Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-        Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-        Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-        Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-        Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

The Funds seek to avoid investing in companies that:

-        Are the subject of serious labor related actions by federal, state  or local regulatory agencies.

-        Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-        Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-        Have a pattern and practice of violating the rights of indigenous peoples.

-        Have harmful or unethical business practices.

-        Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-        Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-        Manufacture tobacco products.

-        Are significantly involved in the manufacture of weapons.

-        Are significantly involved in the manufacture of alcoholic beverages.

-        Have direct involvement in gambling operations.

Special Investment Programs

As part of Calvert’s and our shareholders’ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs  -- High Social Impact Investments and Special EquitiesProgram.  Both Funds remain committed to delivering financial performance and societal impact.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Fund’s assets (up to 1% for each Fund to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds’ Board.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Special Equities

Both Funds have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments.  Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds’Board. Special Equities investments are limited to only 10% of the assets of each Fund.

Shareholder Advocacy and Social Responsibility

As the Fund’s investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Calvert’s activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2003, Calvert had over $9.5 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci's 17th year in the securities industry.

Subadvisor and Portfolio Manager

Channing Capital Management, LLC, 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed the Small Cap Value Fund and the Mid Cap Value Fund since their inception in October 2004.

Eric Taylor McKissack heads the portfolio management team for both the Small Cap Value Fund and the Mid Cap Value Fund. He is a co-founder, Chairman of the Board, President, Chief Executive Office and Chief Investment Officer of Channing Capital, which was launched in January 2004. Mr. McKissack received his BS degree in Management from the Massachusetts Institute of Technology and attended the graduate business program at the University of California at Berkeley. He was also awarded the Chartered Financial Analyst designation by AIMR. Mr. McKissack was formerly Vice-Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., through September 2002. Prior to this, he worked for five years as a research analyst for First Chicago Corporation and First Chicago Investment Advisors.

Both of the Funds have obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See “Investment Advisor and Subadvisor” in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all Advisory fees (paid to Calvert) and Subadvisory fees (paid to the Subadvisor, by Calvert). Note, the advisory fee does not include any administrative service fees.

Fund	Advisory Fee
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account.  Be sure to specify Class I.  All purchases must be made by bank wire in U.S. dollars.  For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account:  $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Portfolio to reopen, at no additional expense to other Classes in the Portfolio, or where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time).

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity.  The Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

IMPORTANT -- HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value (“NAV”). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations.

If market quotations are not readily available, securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (“NYSE”) (generally 4 p.m. ET). Both Funds are open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received and in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted.  Both Funds reserve the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in ‘Good Order’ ”.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored.  Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application.  Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds reserve the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment.  Accordingly, Calvert has adopted policies and procedures in an effort to detect and prevent market timing in its Funds.  Market timing typically involves frequent, short-term trading of Fund shares, that, in Calvert's opinion, may have a disruptive effect on the management of the Fund, drive up transaction costs for the Fund, and/or otherwise adversely affect the Fund and its shareholders.  In addition to the right of each Fund to impose redemption fees on short-term trading, Calvert may reject any purchase or exchange request we believe to be market timing.

Both Funds and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Both Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs.  Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

MINIMUM ACCOUNT BALANCE

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.  If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record.  You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

DIVIDENDS, CAPITAL GAINS AND TAXES

Both Funds pay dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Calvert Small Cap Value                   Paid annually

Calvert Mid Cap Value Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account.  Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

 You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  Please note that there are some federal holidays, however, such as Columbus Day and Veterans’Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Request in "Good Order"

All requests (both purchase or redemption requests) must be received by the transfer agent in "good order." This means that your request must include:

- The Fund name and account number

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).*

- Any supporting legal documentation that may be required.

- Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized.  Class I redemptions must be made by wire.

If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided.  To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Redemption Fee

Both Funds charge a 2% redemption fee on redemptions, including exchanges, within 5 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-        Accounts of foundations, endowments, state and local governments, and those that use consultants.

-        Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.1

-        Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.  The maximum amount subject to this waiver is based only upon the shareholder’s Calvert retirement accounts.

-        The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-        Involuntary redemptions of accounts under procedures set forth by the Fund’s Board of Directors.

-        Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

1        "Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.

The Fund does not charge a redemption fee on exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider   where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund’s transfer agent).  However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund’s   transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee.  If the Fund or its transfer agent suspects any market timing activity in a retirement plan omnibus account, the Fund’s transfer agent will seek full cooperation from the service provider maintaining the account to identify the underlying participant(s).  Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

 In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending Securities and Exchange Commission redemption fee rules.  Depending upon the nature of the Fund’s shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

To Open an Institutional (Class I) Account:

800-327-2109

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders  800-327-2109

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:  Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):  The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert

4550 Montgomery Ave., Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-327-2109

Calvert Web-Site

www.calvert.com

You can review information about the Fund at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-10045 (Calvert Small Cap Value and Calvert Mid Cap Value)


CALVERT IMPACT FUND, INC.

Calvert Large Cap Growth Fund

Calvert Small Cap Value Fund

Calvert Mid Cap Value Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2004

as revised October 1, 2004

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

                This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the respective Fund's (collectively referred to as the "Funds") Prospectus, dated January 31, 2004, as revisedOctober 1, 2004. Each Fund's audited financial statements included in the most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI.  The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address or calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Non-Principal Investment Policies and Risks	2
Investment Restrictions	7
Dividends, Distributions, and Taxes	8
Net Asset Value	9
Calculation of Total Return	9
Purchase and Redemption of Shares	11
Directors and Officers	12
Investment Advisor and Subadvisor	14
Administrative Services Agent	15
Method of Distribution	16
Transfer and Shareholder Servicing Agents	17
Portfolio Transactions	18
Personal Securities Transactions	19
Proxy Voting Disclosure	19
Independent Auditors and Custodians	19
General Information	19
Control Persons and Principal Holders of Securities	19
Fund Service Providers	21
Appendix A -- Proxy Voting Guidelines
Appendix B -- Letter of Intent

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Foreign Securities

                Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

                Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

                United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

                Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

                The Funds may enter into forward foreign currency contracts for two reasons. First, the Funds may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Funds may be able to protect themselves against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

                Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Funds' securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Small Cap Issuers

                The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

                Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

                Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.

Temporary Defensive Positions

For temporary defensive purposes, the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above. The Funds’ investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements

                The Funds may purchase debt securities subject to repurchase agreements, which are arrangements under which the Funds buy a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Funds engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Funds would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Funds, pursuant to the agreement, the Funds will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Funds may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. A Fund may have a decreased return in a repurchase agreement if the repurchase rate is less than the return the Fund might have received if it bought the instrument directly, although any cash position invested in a repurchase agreement will not be exposed to market and interest rate risk that the direct investment would have had. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

                The Funds may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the  Funds sell portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Funds invest the proceeds from each reverse repurchase agreement in obligations in which they are authorized to invest. The Funds intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Funds invest the proceeds is expected to exceed the amount the Funds will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

                During the time a reverse repurchase agreement is outstanding, the Funds will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities equal in value to the repurchase price. The Funds will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

                The Funds' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Funds may not be able to repurchase the securities they have sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Funds under the agreements, the Funds may have been better off had they not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund's Board of Directors. In addition, the Funds bear the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Funds to post additional collateral.

High Social Impact Investments

                The High Social Impact Investments program targets a percentage of a Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's").  These securities are commonly known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics.(See Appendix C for a description of the ratings.)  Rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

                The Funds expect to purchase their High Social Impact Investments primarily in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Non-Investment Grade Debt Securities

                Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics.(See Appendix C for a description of the ratings.  The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality). These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

                The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Funds can use these practices either as substitution or as protection against an adverse move in a Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

                The Funds may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Funds’ social criteria, and employ a variety of other investment techniques. Specifically, the Funds may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

                The Funds may engage in such transactions only to hedge the existing positions in the respective Funds’ positions. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

                The Funds may write "covered options" on securities in standard contracts traded on national securities exchanges. The Funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Funds may purchase put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. The Funds will purchase such options only to hedge against changes in the value of securities the Funds hold and not for the purposes of speculation or leverage. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

                The Funds may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Funds may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, that Fund will own the underlying security subject to the option and, in the case of put options, that Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

                When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.

                When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

                The Funds may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

Risks Related to Options Transactions. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires. The Funds can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Funds from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price, and price volatility of the underlying security and the time remaining until the expiration date.

Futures Transactions. The Funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Funds. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

                The Funds may only invest in futures contracts to hedge its existing investment positions and not for income enhancement, speculation, or leverage purposes.

                Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Funds may purchase and write put or call options and sell call options on futures contracts in which a Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Funds may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

                The Funds may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes.

                An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Funds will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Funds will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The Funds may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Funds will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Funds against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Funds may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Funds will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If one of the Funds has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

                The Funds can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Funds intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Funds from closing a futures position, which could require a Fund to make daily cash payments with respect to its position in the event of adverse price movements.

                Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Funds' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Funds seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Funds might be required to exercise the options to realize any profit.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

                The Funds have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund.

(1) Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby.)

(3) No Fund may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Fund's total assets and except by engaging in reverse repurchase agreements. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Fund may pledge, mortgage or hypothecate its assets.

(4) No Fund may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in financial futures, and in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the Investment Company Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security. For purposes of investment restriction #6 above, the Funds consider a "loan" to be a "loan of money."

Nonfundamental Investment Restrictions

                The Funds have adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Under normal circumstances, invest at least 80% of its net assets in large-cap companies (Large Cap Growth only).

(2) Under normal circumstances, invest less than 80% of its net assets in small cap companies (Small Cap Value only).

(3) Under normal circumstances, invest less than 80% of its net assets in mid-cap companies (Mid Cap Value only).

(4) The Funds may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

(5) The Funds may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

(6) The Funds may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(7) The Funds may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the Fund's net assets.

(8) The Funds may not invest in more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

(9) The Funds may not purchase illiquid securities if at least 15% of the value of the Fund's net assets would be invested in such securities.

(10) The Funds may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 15% of its total assets.

(11) The Funds may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(12) The Funds may not purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 10% of the value of the Fund's net assets.

(13) The Funds may not purchase or retain securities issued by investment companies for the purpose of exercising control.

                Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

                The Fund intends to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level and pay taxes on its income and gains, rather than passing through its income and gains to shareholders so that shareholders also would pay taxes on these same income and gains.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired.  As of September 30, 2003, the Fund had tax-loss carryforwards of  $7,598,720.

                Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

                The Fund is required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

                In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

                Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

                Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

net asset value

                The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.

                The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at last sale price or official closing price on the primary market or exchange in which they trade.  Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker.  Short-term notes are stated at amortized cost, which approximates fair value; (b) other securities for which market quotations are not available or deemed appropriate are valued in good faith under the direction of the Board of Directors.

                Below is a specimen price-make-up sheet showing how the Fund calculates the total offering price per unit for shares of Large Cap Growth.

Net Asset Value and Offering Price Per Share, as of September 30, 2003

Net asset value per share
($18,139,205 / 860,218 shares)	$21.09
Maximum sales charge, Class A
(4.75% of offering price)	$1.05
Offering price per share, Class A	$22.14

Class B net asset value and offering price per share
($4,705,126 / 229,501 shares)	$20.50

Class C net asset value and offering price per share
($2,634,592 / 127,978 shares)	$20.59

Class I net asset value and offering price per share
($3,827,679 / 178,343 shares)	$21.46

Calculation of total return

Total Return and Other Quotations

                The Funds may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

                Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATV D

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D  = the ending  value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

                Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATV DR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the maximum sales charge ("return with maximum load"), except quotations of return "without maximum load," or "at NAV" (or "without CDSC") which do not deduct sales charge. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

Large Cap Growth

In the table below, after-tax returns are shown only for Class I shares. In addition, the standardized total return for Class A and Class I shares is "linked" to the total return of the Fund's predecessor, the Social Responsibility Portfolio of Bridgeway Fund, Inc., and for Class A, is adjusted to show the sales charge. Please note that current expenses for the Class I Shares of Large Cap Growth are capped at 0.90%, less than what they were for the Bridgeway Social Responsibility Portfolio and therefore, actual performance would have differed.

Total returns for the Fund's shares for the periods indicated are as follows:

Before Taxes

Periods Ended	Class A*		Class B		Class C		Class I
September 30, 2003	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One year	23.62%	29.78%	23.45%	28.45%	27.53%	28.53%	30.54%
Five years	3.67%	4.68%	N/A	N/A	N/A	N/A	5.05%
From date of inception**	10.84%	11.43%	-13.32%	-12.10%	-11.97%	-11.97%	11.64%

*      Performance for Class A shares is "linked" to Class I shares.

After Taxes on Distributions

Periods Ended	Class I
September 30, 2003	Total Return

One year	30.54%
Five years	4.40%
From date of inception**	10.91%

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class I
September 30, 2003	Total Return

One year	19.85%
Five years	4.18%
From date of inception*	10.07%

**   (October 31, 2000, for Class B and C)

        (August 5, 1994 for Class A and I)

purchase and redemption of shares

                The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

                The Fund has filed a notice of election under Rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).

See the prospectus for more details on purchases and redemptions.

DIRECTORS AND OFFICERS

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Fund's Directors and Officers.

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

REBECCA ADAMSON

DOB: 09/10/49	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	7	Tom's of Maine Calvert Foundation

MILES DOUGLAS HARPER, III DOB: 10/16/62	Director	2000	Partner, Gainer Donnelly & Desroches since January 1999. Prior to that Mr. Harper was Vice President, Wood, Harper, PC.	1	Bridgeway Funds

Joy V. JOnes

DOB: 07/02/50

	Director	2000	Attorney and entertainment manager in New York City.	7

Interested Directors

BARBARA J. KRUMSIEK* DOB: 08/09/52

	Director & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

D. Wayne Silby, Esq.*

DOB: 07/20/48

	Director	2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA

Officers

SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.

Daniel K. Hayes DOB: 09/09/50	Officer	2000	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Fund's Advisor.

                The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009.  Directors and Officers as a group own less than 1% of the total outstanding shares of the Fund. The Board of Directors has one standing Committee.  The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.  The Committee met four times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Jones and Adamson and Mr. Harper) comprise the Audit Committee.

                The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2003:

Dollar Range of Equity		Aggregate Dollar Range of Equity Securities
Securities in the		in All Registered Investment Companies Overseen
Name of Director	Fund	By Director in Calvert Family of Funds

Independent Directors
Rebecca Adamson	$10,000-$50,000	>$100,000
Miles Douglas Harper III	$10,000-$50,000	$10,000-$50,000
Joy V. Jones	$10,000-$50,000	>$100,000
Interested Directors
D. Wayne Silby	$10,000-$50,000	>$100,000
Barbara J. Krumsiek	none	>$100,000

                Directors of the Fund not affiliated with the Fund's advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Directors' Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Calvert Impact Fund

Fiscal Year 2003	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for	Benefits Accrued as part	Registrant and Fund
Service as Director	of Registrant Expenses*	Complex paid to Director**

Name of Director

Independent Directors
Rebecca Adamson	$4,500	$1,500	$35,630
Miles Douglas Harper III	$5,000	$5,000	$5,000
Joy V. Jones	$5,000	$4,150	$27,430
Interested Directors
Barbara J. Krumsiek	0	0	0
D. Wayne Silby	$5,000	$3,000	$87,305

*Mesdames Adamson and Jones and Messrs. Harper and Silby have chosen to defer a portion of their compensation.  As of September 30, 2003, total deferred compensation, including dividends and capital appreciation, were $78,500.80; $112,801.97; $15,924.30; and $90,624.02 for each of them, respectively.

** As of September 30, 2003, the Fund Complex consists of ten (10) registered investment companies.

investment advisor and subadvisor

                The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Large Cap Growth

                For its services, the Advisor receives an annual fee, payable monthly, of 0.25% of Large Cap Growth’s average daily net assets. Advisory fees are allocated among classes as a Portfolio-level expense based on net assets. The advisory fee paid to the Advisor by the Fund for the fiscal year ended September 30, 2003 was $52,387. The advisory fee paid to the Advisor by the Fund for the fiscal year ended September 30, 2002 was $41,260. The advisory fee paid to the Advisor by the Fund for the fiscal year (a three-month fiscal year) ended September 30, 2001 was $9,420.  The advisory fee paid to the Advisor for the period ended June 30, 2001 was $20,482.  Investment advisory fees are allocated as a Portfolio-level expense based on net assets.

                In evaluating the Investment Advisory Agreement, the Directors received and considered a variety of information relating to the Fund.  The disinterested Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.  The disinterested Directors were advised by independent legal counsel with respect to their deliberations.

In reapproving the Investment Advisory Agreement, the Directors considered the following factors: the nature and quality of the services provided by the Advisor; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's policies and procedures regarding the prevention of market timing and late trading; and any possible conflicts of interest.  In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.

In reapproving the Investment Advisory Agreement, the Board, including the non-interested Directors, did not identify any single factor as controlling.

Subadvisors

                Bridgeway Capital Management, Inc. ("BCM") is controlled by John Montgomery and his family. The Subadvisor receives a subadvisory fee, paid by the Fund. The Investment Subadvisory Agreement between BCM and the Fund provides that the BCM is entitled to a base annual fee ("Base Fee"), payable monthly, of 0.45% of the Fund's average daily net assets. BCM may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month, and for purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under this performance fee arrangement, if the Fund’s returns exceed the S&P 500 Index, Bridgeway is entitled to receive a performance fee even if the Fund’s returns are negative.

Channing Capital Management, LLC is controlled by Eric Taylor McKissack. Channing receives a fee, paid by the Advisor, of 0.60% of the Small Cap Value Fund’s first $10 million of average net assets it manages, 0.50% of the next $40 million of such assets, and 0.40% of any such assets over $50 million. It receives a fee of 0.45% of the Mid Cap Value Fund’s first $10 million of average net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

                The Board of Directors reapproved the Investment Subadvisory Agreement between Bridgeway and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Investment Subadvisory Agreement.  These factors included: the Subadvisor's management style and long-term performance record; the Fund's performance record; the Subadvisor's current level of staffing and its overall resources; the Subadvisor's financial condition; the Subadvisor's compliance systems, and any disciplinary history.

The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

administrative services agent

                Calvert Administrative Services Company ("CASC"), an affiliate of the advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A, B, and C	Class I
Large Cap Growth	0.20%	0.10%
Mid Cap Value	0.25%]	0.10%
Small Cap Value	0.25%]	0.10%

The following chart shows the administrative fees paid to CASC by Large Cap Growth for the past three fiscal years:

	2001	2002	2003
Large Cap Growth	*	$28,353	$38,145

* The administrative fee paid to CASC by the Fund for the fiscal year (a three-month fiscal year) ended September 30, 2001 was $6,113. The administrative fee paid to CASC by the Fund for the fiscal year ended June 30, 2001 was $11,753.

  Administrative services fees are allocated as a class-level expense based on net assets.

method of distribution

                Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans"), which permit the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets.  Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively. Class I has no Distribution Plan. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses. Distribution Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

                The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

                The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Class requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

                As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Distribution Plan expenses (paid by the Fund as part of the annual operating expenses).  In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund share or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2003, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms:  American Express, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, and Marshall & Isley.  The Advisor, CDI, and/or their affiliates do not use any directed brokerage of Fund portfolio trading commissions to compensate brokers for the sale of Fund shares.

                CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each class. These fees are paid pursuant to the Fund's Distribution Plan.

                Total Distribution Plan Expenses paid to CDI by Large Cap Growth for the fiscal year ended September 30, 2003 were:

	Class A	Class B	Class C
Large Cap Growth	$31,228	$30,842	$16,150

For the fiscal year ended September 30, 2003, Large Cap Growth’s Distribution Plan expenses for each class were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker-dealers	$27,415	$6,951	$8,070
Compensation to sales personnel	$712	$0	$0
Advertising	$3,101	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$23,891	$8,080
Other	$0	$0	$0

Dealer Reallowance (Class A)

  Shares are offered at net asset value plus a front-end sales charge as follows:

Amount of	As a % of	As a % of	Allowed to
Investment	Offering	net amount	Brokers as a % of
	Price	Invested	offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

                CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers.  The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the periods shown below were:

Large Cap Growth

Fiscal Year

October 31, 2000

Through

Three months ended

Fiscal year ended

  Fiscal year ended

June 30, 2001

September 30, 2001

September 30, 2002

September 30, 2003

	Gross	Net	Gross	Net	Gross	Net	Gross	Net
Class A	$54,264	$18,107	$70,829	$11,401	$48,980	$11,918	$55,766	$24,340

Class B	$0		$0		$0		$0

Class C	$0		$0		$265		$807

                Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (i.e., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus for additional share purchase information.

Transfer and shareholder servicing agentS

                Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

                Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and  transactions. CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and sub-accounting services to the Fund.

portfolio transactions

                Fund transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's advisor and subadvisor make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

                Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the advisor/subadvisor obligation to seek best execution.

Total brokerage commissions paid for Large Cap Growth were as follows for the periods below:

12 months ended	3 months ended	Fiscal year ended	Fiscal year ended
June 30,	September 30,	September 30,	September 30,
2001	2001	2002	2003
$8,783	$11,278	$10,613	$17,054

Large Cap Growth did not pay any brokerage commissions to affiliated persons during the last fiscal year.

While the Fund's advisor and subadvisor select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the advisor in monitoring the investment activities of the subadvisor of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the advisor or subadvisor, the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

  For the fiscal year ended September 30, 2003, the advisor and/or subadvisor directed brokerage for research services for Large Cap Growth in the following amounts:

Transactions (in shares)	Related Commissions
0	$0

                                                                                        The Portfolio turnover rates for Large Cap Growth are as follows:

12 months ended	3 months ended	Fiscal year ended	Fiscal year ended
June 30,	September 30,	September 30,	September 30,
2001	2001	2002	2003
122%	31%	71%	78%

Personal securities transactions

                The Fund, its advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Fund uses in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Fund's Investment Advisor, principal underwriter, or an affiliated person of the Fund, its Investment Advisor, or principal underwriter.

Independent AUDITORS and custodians

                KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania, 19103, served as independent auditors for the Fund for fiscal years 2002 and 2003. For fiscal years prior to 2002, the Fund used other auditors. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. M&T Bank, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

general information

                Each Fund is a series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland corporation on August 10, 2000. Each Fund is diversified.  Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. Each Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of a Fund you own. Matters affecting classes differently, such as Distribution Plans, will be voted on separately by class.

control persons and principal holders of securities

                As of December 31, 2003, the following shareholders owned 5% or more of the outstanding voting securities of the class of Large Cap Growth as shown:

Name and Address	% of Ownership

Charles Schwab & Co. Inc.	15.63% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122
6.91% of Class B

MLPF&S for the Sole Benefit of Its Customers
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484
8.64% of Class C
MLPF&S for the Sole Benefit of Its Customers
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

National Financial Serv. Corp. for the Exclusive	35.62% of Class I
Benefit of Our Customers
Attn: Mutual FDS Department 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003

Pershing LLC	9.24% of Class I
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052

fund service providers

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT auditors

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, MA 02110

CUSTODIAN (cash assets)

M&T Bank

25 South Charles Street

Baltimore, MD  21203

APPENDIX A

PROXY VOTING GUIDELINES

Introduction

                Calvert believes that healthy corporations are characterized by sound corporate governance   and overall corporate social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

                These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility.  The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

Long-Term Value.   Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

  Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

                As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Social Responsibility = Corporate Responsibility.

                 On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines").   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate Advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

                When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund Advisor generally foresees voting all shares as described except in special circumstances where the Advisor determines that a contrary vote may be in the best interests of Fund shareholders.

                When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund Advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

                When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

                Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and SEC rules governing inclusion of specific items in corporate proxies change.  We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

                Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

CORPORATE GOVERNANCE

Board and Governance Issues

Board of Directors

                The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders.  While company boards do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

                One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

                Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

                Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

                Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography.  Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders.  Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race.  Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

                Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund Advisor will vote on a case-by-case basis on board independence and board diversity matters.

                Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

                The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

                The Fund Advisor will oppose slates of directors without at least a majority of independent directors.

                The Fund Advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the Advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

                The Fund Advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

                The Fund Advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

                The Fund Advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

                The Fund Advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

                The Fund Advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

Classified or Staggered Boards

                On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.    A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund Advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

                Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

                The Fund Advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

                The Fund Advisor will examine and vote on acase-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund Advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

                Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

                The Fund Advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund Advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

                Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund Advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

                Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

                The Fund Advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

                It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

                The Fund Advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

                Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

                The Fund Advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

                Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

                The Fund Advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

                The Fund Advisor will ordinarily oppose proposals to reincorporate outside the United States if the Advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

                Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

                The Fund Advisor will examine and vote on a case-by-case basisproposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

                In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation.   This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

                The Fund Advisor will ordinarily oppose proposals to create dual classes of stock.  However, the Advisor will examine and vote on acase-by-case basis proposals to createclasses of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

                Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

                Accordingly, the Fund Advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

                Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

                The Fund Advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

                The Fund Advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

                Annual election of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants.  Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

                Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings).

                The Fund Advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the Advisor determines that the independence of the auditor may be compromised.

                The Fund Advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the Advisor determines that the independence of the auditor may be compromised.

                The Fund Advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the Advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Charter and By-Laws

                There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

                The Fund Advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

                The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years.  The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options.  Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options.  It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund Advisor will ordinarily support proposals requesting that companies expense stock options.

B.            Executive and Employee Compensation

                In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees.  According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050.  "The size of CEO compensation is simply out of hand."  Business Week, 04/22/02.

                The problem is not limited to CEOs.  Excessive executive compensation has become a widespread problem throughout American industry.  In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain.  The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

                Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

                Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans.  Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

                The Fund Advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

                The Fund Advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

                The Fund Advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

                During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

                Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.   Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests.  Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value.  Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

                The Fund Advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

                The Fund Advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

                The Fund Advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

                The Fund Advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).    The Fund Advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

                The Fund Advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

                The Fund Advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund Advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

                The Fund Advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

                Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right.    At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management.  On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund Advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

                Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.  While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

               The Fund Advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

                The Fund Advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

                The Fund Advisor will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.            Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

                Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

                Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

                The Fund Advisor will support proposals that consider non-financial impacts of mergers.

                The Fund Advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

                The Fund Advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

                Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

                The Fund Advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

                The Fund Advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

                Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares.  This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

                The Fund Advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

                Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund Advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

II.            CORPORATE SOCIAL RESPONSIBILITY

A.            Sustainability Reporting

                The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy.  Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

                The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

                The Fund Advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.  Environment

                All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

                The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

                The Fund Advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund Advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

                The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

                The Fund Advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

                 The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions.  Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

                Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change.  Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

                The Fund Advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

                Environmental Justice

                Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

                The Fund Advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

                The Fund Advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

                C.              Workplace Issues

                Labor Relations

                Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

                The Fund Advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

                The Fund Advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

                The Fund Advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

                Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

                The Fund Advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

                Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

                Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

                The Fund Advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

                The Fund Advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

                The Fund Advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

                The Fund Advisor will supportproposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

                Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

                The Fund Advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

                D.            Product Safety and Impact

                Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

                The Fund Advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

                The Fund Advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

                Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

                The Fund Advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

                The Fund Advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

                The Fund Advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

                Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

                The Fund Advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

                The Fund Advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

E.                                                                       International Operations and Human Rights

                Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

                Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them.  For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland.  In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma.  In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

        The Fund Advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

        The Fund Advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

        The Fund Advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

                Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises.   Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

                The Fund Advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

                Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations.  In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises.  As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability.  Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations.  Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners.  Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

                The Fund Advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

                Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

                The Fund Advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

                The Fund Advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

                The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

                The Fund Advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

                The Fund Advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F.             Indigenous Peoples' Rights

Cultural Rights of Indigenous Peoples

                The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened.  Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

                The Fund Advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

                G.                                                                                                            Weapons Contracting

Weapons/Military Conversion

                Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

                The Fund Advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H.            Community

Equal Credit Opportunity

                Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

                The Fund Advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

                Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

                The Fund Advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

                Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans.  These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

                The Fund Advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

                Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

                The Fund Advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I.              Political Action Committees and Political Partisanship

                Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

                The Fund Advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

                The Fund Advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

                The Fund Advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.             Other Issues

                All social issues that are not covered in these guidelines are delegated to the Fund's Advisor to vote in accordance with the Fund's specific social criteria.  In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III.           CONFLICT OF INTEREST POLICY

                All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

                Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment Advisor, sub-Advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

                Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Revised September 2002.

Revised June 2003.

appendix B

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

                By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

                I intend to invest in the shares of:_____________________ (Fund name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

                __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

                Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

                I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

                From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

                If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

                Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

                I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

                The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

                The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

                In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

APPENDIX C

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source:  Standard & Poor's)

Bonds

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                AA:  An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

                BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                CC: An obligation rated CC is currently highly vulnerable to nonpayment.

                C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or  where similar action has been taken but payment on the obligation is being continued.

                D: An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having  a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.